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Exhibit 10.2

SENTO CORPORATION

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the            day of                        , 1999, by and among Sento Corporation, a Utah corporation (the "Company"), whose principal place of business is located at 808 East Utah Valley, Drive, American Fork, Utah 84003 and certain holders of the capital stock of the Company identified on the signature pages hereof (collectively, the "Shareholders").

RECITALS

        WHEREAS, the Shareholders purchased the Units (as defined below) from the Company in the amounts indicated next to each Shareholder's signature on the signature pages hereof; and

        WHEREAS, in consideration of the purchase of the Units by the Shareholders, the Company granted to the Shareholders certain registration rights with respect to the Shares (as defined below) and the Warrant Shares (as defined below), if any; and

        WHEREAS, the Company and the Shareholders now desire to set forth in a written agreement the grant of such registration rights and all terms and conditions relating thereto.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, the receipt and adequacy of which are hereby acknowledged, the Company and the Shareholders agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the meanings indicated:

          (a)    Commission    shall mean the Securities and Exchange Commission, or such other federal agency as may in the future administer the Securities Act.

          (b)    Common Stock    shall mean the common stock, par value $0.25 per share, of the Company, as constituted as of the date of this Agreement.

          (c)    Exchange Act    shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (d)    Registration Expenses    shall mean the expenses so described in Section 6 of this Agreement.

          (e)    Restricted Stock    shall mean the Shares and the Warrant Shares, if any, excluding Shares and Warrant Shares which have been (i) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with such registration statement, or (ii) sold pursuant to Rule 144 under the Securities Act.

          (f)    Shares    shall mean the shares of Common Stock acquired by the Shareholders as a component of the Units.

          (g)    Securities Act    shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (h)    Selling Expenses    shall mean the expenses so described in Section 6 of this Agreement.

          (i)    Units    shall mean the units purchased by the Shareholders pursuant to a private placement memorandum of the Company dated May 5, 1999 and consisting of two Shares each, together with one Warrant each for the purchase of one Warrant Share.

          (j)    Warrants    shall mean the warrants acquired by the Shareholders as a component of the Units entitling the holder thereof to purchase Warrant Shares in accordance with the terms thereof.

          (k)    Warrant Shares    shall mean the shares of Common Stock issuable to the holder of a Warrant upon the exercise thereof.

        2.    Restrictive Legend.    Each certificate representing Shares or Warrant Shares shall, except as otherwise provided below, bear a legend in substantially the following form:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT BY AND AMONG SENTO CORPORATION (THE "COMPANY") AND CERTAIN SHAREHOLDERS OF THE COMPANY, DATED AS OF                        , 1999, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

A certificate shall not bear such legend if (a) in the opinion of counsel satisfactory to the Company the securities represented thereby may, at such time, be publicly sold without registration under the Securities Act in accordance with the provisions of Rule 144 or any other rule thereunder permitting public sale without registration under the Securities Act or (b) upon a transfer by a Shareholder of the securities represented thereby, in the opinion of counsel satisfactory to the Company, such securities may be transferred in a public sale without registration under the Securities Act and the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

        3.    Notice of Proposed Transfer.    Prior to any transfer of any Shares or Warrant Shares (other than pursuant to Section 4 of this Agreement), a Shareholder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, unless the Company in its discretion waives such requirement, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Shareholder shall be entitled to transfer such Shares or Warrant Shares in accordance with the terms of its notice and with all federal and state securities laws. The requirements of this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of Section 2(a).

        4.    Registration Rights.

          (a)    Registration Obligation.    The Company shall prepare, and, on or prior to            , 1999, file with the Commission a registration statement for the purpose of registering the shares of Restricted Stock for public sale under the Securities Act. If, in the discretion of the Company, such shares shall be sold in an underwritten public offering, the Company shall designate the managing underwriter of such offering. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on one occasion only.

          (b)    Terms and Conditions of Registration.    The Shareholders shall be obligated to execute such documentation as may be necessary or advisable to effect the registration and sale of the Restricted Stock to be sold pursuant to this Section 4, including, without limitation, such powers of attorney as may be necessary to sell the Restricted Stock within a specified price range. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such offering for the account of such Shareholder may be reduced pro-rata among such Shareholders and other holders of Restricted Stock electing to participate in such registration, if any, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the provisions of this Section 4, the Company may at any time withdraw any registration statement without incurring any liability to any Shareholder.

          (c)    Inclusion of Company Stock.    The Company shall be entitled to include in any registration statement referred to in this Section 4, shares of Common Stock to be sold by the Company for its own account, except to the extent that, in the reasonable opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Restricted Stock to be sold.

          (d)    Shelf Registration.    Subject to the provisions of Section 5(c) below, the Company shall not be obligated under this Section 4 to undertake a "shelf" registration or other similar registration that would allow the Shareholders to offer their Restricted Stock on a delayed or continuous basis.

        5.    Registration Procedures.

          (a)    Obligations of the Company.    The Company shall use its best efforts to effect the registration of shares of Restricted Stock under the Securities Act as contemplated by Section 4 above on or before                        , 1999. In connection therewith, the Company will, as expeditiously as possible:

              (i)  use its best efforts to include such Restricted Stock in the registration statement proposed to be prepared and filed with the Commission and, if such registration statement is filed, use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (determined as hereinafter provided);

             (ii)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective for the period specified in subparagraph (i) above, and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

            (iii)  furnish to each Shareholder electing to obtain registration of its shares of Restricted Stock (each a "Participating Shareholder") and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

            (iv)  after the filing of the registration statement, promptly notify each Participating Shareholder of any stop order issued or threatened by the Commission, and take all reasonable actions required to respond to comments of the Commission, and to prevent the entry of any such stop order or to remove any such stop order if entered;

             (v)  use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Participating Shareholders or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (vi)  use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock is then listed, if any;

           (vii)  immediately notify each Participating Shareholder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge that causes the prospectus contained in such registration statement, as then in effect, to include an untrue statement of material fact, or to omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances then existing; each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any such event, it will immediately discontinue disposition of securities pursuant to the registration statement until receipt of copies of an appropriately supplemented or amended prospectus;

          (viii)  if the offering is underwritten and at the request of a Participating Shareholder, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration statement (the "Closing Date"):

              (1)   an opinion of counsel representing the Company in connection with the registration statement, dated as of the Closing Date, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (a) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (b) the registration statement, the prospectus contained therein and all amendments or supplements thereto, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and (c) to such other effects as reasonably may be requested by counsel for the underwriters; and

              (2)   a letter from the independent public accountants retained by the Company, dated as of the Closing Date, and addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement and the prospectus contained therein, and any amendments or supplements thereto, comply as to form in all material respects with the requirements of the Securities Act, and covering such other financial matters (including, without limitation, information as to the period ending no more than five (5) business days prior to the date of such letter) as reasonably may be requested by counsel for the underwriters;

            (ix)  make available for inspection by any Participating Shareholder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by a Participating Shareholder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Participating Shareholder, any such underwriter, attorney, accountant or agent in connection with such registration statement;

             (x)  if requested by the underwriters for any underwritten offering, enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in form and substance to the Company and the underwriters, and containing such representations and warranties by the Company and other customary provisions, including, without limitation, indemnities to the effect and to the extent provided herein. The

    Participating Shareholders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. Each Participating Shareholder shall, as a condition to inclusion of its Restricted Stock in such registrations, be a party to such underwriting agreement and may require, as reasonable, that any or all of the representations, warranties and covenants made by the Company thereunder to and for the benefit of such underwriters be also made to and for the benefit of such Participating Shareholder, and that all or any of the conditions precedent to the obligations of such underwriters contained therein be conditions precedent to the obligations of such Participating Shareholder. In connection with any registration pursuant to Section 4, each Participating Shareholder shall provide to the Company and the underwriters all representations, warranties or covenants to or for the benefit of the Company or the underwriters as the Company or the underwriters shall reasonably request for the purpose of accomplishing the registration requested; and

            (xi)  give each Participating Shareholder and the underwriters, if any, the opportunity to participate in the preparation of those aspects of the registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto, that are reasonably related to or have a material effect upon the interests of such Participating Shareholder.

        Notwithstanding the provisions of Section 5(a)(i), the Company's obligation to use its best efforts to file a registration statement or to cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) days in any twenty-four (24) month period if there exists at the time material non-public information relating to the Company which, in the Company's reasonable opinion, should not be disclosed.

          (b)    Obligations of the Shareholders.    In connection with each registration hereunder, each Participating Shareholder shall:

              (i)  furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with applicable federal and state securities laws; and

             (ii)  if requested by the underwriters for any underwritten offering, enter into an underwriting agreement, and cooperate with the Company in the negotiation thereof, as more fully described in Section 5(a)(x) above.

          (c)    Period of Distribution.    For purposes of Sections 5(a)(i) and 5(a)(ii), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and sixty (60) days after the effective date thereof.

        6.    Expenses.    All expenses incurred by the Company in complying with the registration obligations of Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with applicable blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance, but excluding any Selling Expenses, are referred to herein as "Registration Expenses." All underwriting discounts, selling commissions and other fees and expenses incurred in connection with the sale of Restricted Stock are referred to herein as "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement under Section 4. All Selling Expenses in connection with each registration statement hereunder shall be borne by the Company, the Shareholders and any other participating sellers, if any, in proportion to the number of shares sold thereunder by each. All fees and expenses of counsel for the Shareholders shall be paid by the Shareholders.

        7.    Indemnification.

          (a)    Indemnification of the Participating Shareholders.    In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Company will indemnify and hold harmless each Participating Shareholder against any losses, claims, damages or liabilities, joint or several, to which any such Participating Shareholder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact in the registration statement prepared in connection with such registration, any preliminary or final prospectus contained therein, or any amendments or supplements thereto or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company agrees to reimburse such Participating Shareholder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable under this Section 7(a) for any loss, claim, damage or liability that arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by such Participating Shareholder for use in such registration statement, prospectus, or amendment or supplement thereto.

          (b)    Indemnification of the Company.    In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Participating Shareholders shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person, officer or director may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact in the registration statement prepared in connection with such registration, any preliminary or final prospectus contained therein, or any amendments or supplements thereto or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Shareholders agree that the Participating Shareholders shall reimburse the Company and each such controlling person, officer or director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, a Participating Shareholder will be liable under this Section 7(b) if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Participating Shareholder, furnished in writing to the Company by such Participating Shareholder for use in such registration statement or prospectus; furthermore, the liability of a Participating Shareholder under this Section 7(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Participating Shareholder under such registration statement bears to the total public offering price of all securities sold thereunder, not to exceed, in any event, the proceeds received by the Shareholder from the sale of Restricted Stock covered by such registration statement.

          (c)    Notification and Defense of Actions.    Promptly after receipt by an indemnified party hereunder of notice of any loss, claim, damage or liability, or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof. Notwithstanding the foregoing, the failure of the indemnified party to so notify the indemnifying party shall relieve the indemnifying party from liability it may otherwise have under this Section 7, only to the extent that such indemnifying party is prejudiced by such failure. Upon notification of the indemnifying party of the commencement of an action against the indemnified party, the indemnifying party shall be entitled to participate in and, to the extent it desires to do so, to assume and undertake the defense of such action with counsel reasonably satisfactory to the indemnified party. After the indemnified party is notified that the indemnifying party elects to assume and undertake the defense of the action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal expenses subsequently incurred by the indemnified party in connection with the defense of the action, other than reasonable costs of investigation and of liaison with counsel selected by the indemnifying party; provided, however, that, if both the indemnified party and the indemnifying party are defendants in the action, and the indemnified party shall have reasonably concluded that there are reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select separate counsel and to assume its own defense of the action, and the indemnified party shall be indemnified, in accordance with this Section 7, for the reasonable expenses and fees incurred by the indemnified party in its separate defense of the action.

          (d)    Indemnification Payments.    The indemnification required by this Section 7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, upon the receipt by the indemnifying party of appropriate documentation of such expense, loss, damage or liability, and demand for reimbursement thereof.

        8.    Changes in Common Stock.    Any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, shall not affect or diminish the rights and privileges granted hereunder, which shall continue with respect to the Shares and the Warrant Shares, if any, as so changed.

        9.    Rule 144 Reporting.    In order to make available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

          (a)   make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b)   use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c)   furnish to the Shareholder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and documents filed by the Company as a Shareholder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such Shareholder to sell Restricted Stock without registration under the Securities Act.

        10.    Representations and Warranties of the Company.    The Company represents and warrants to the Shareholders as follows:

          (a)   The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not (i) violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument by which it or any of its assets is bound, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of the Company; and

          (b)   This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

        11.    Miscellaneous.

          (a)    Binding Effect.    All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Restricted Stock), whether so expressed or not.

          (b)    Notices.    All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the address of the party set forth herein (with respect to the Company, in the first paragraph of this Agreement, and, with respect to the Shareholders, on the signature pages hereof), or at such other address as any party to this Agreement shall have furnished in writing by notice to the other parties to this Agreement.

          (c)    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws (excluding the choice of law rules) of the State of Utah.

          (d)    Entire Agreement.    This Agreement constitutes the entire agreement of the parties hereto, and supersedes any and all previous agreements, correspondence and documentation relating to the subject matter hereof.

          (e)    Amendments; Modifications.    This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and all the Shareholders.

          (f)    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g)    Termination Date.    The obligations of the Company to register shares of Restricted Stock under Section 4 shall terminate on the third anniversary of the date of this Agreement.

          (h)    Severability.    If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained in this Agreement.

          (i)    Construction.    The headings of the Sections of this Agreement are for convenience and ease of reference only, and shall not affect the interpretation thereof. Unless otherwise indicated, references contained herein to Sections shall be construed as references to the corresponding Sections of this Agreement.

[Remainder of this page left intentionally blank—signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.

"COMPANY":
SENTO CORPORATION, a Utah corporation
By:
Name:
Title:
"SHAREHOLDERS":
[signature]

[name and address]
[signature]

[name and address]
[signature]

[name and address]

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SENTO CORPORATION REGISTRATION RIGHTS AGREEMENT